UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

LIQUIDMETAL TECHNOLOGIES, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

LIQUIDMETAL TECHNOLOGIES, INC.
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON FEBRUARY 28, 2013

To the Stockholders of Liquidmetal Technologies, Inc.:

You are cordially invited to a attend special meeting of stockholders of Liquidmetal Technologies, Inc. (the “Company”), which will be held on February 28, 2013 at the Company’s corporate headquarters, located at 30452 Esperanza, Rancho Santa Margarita, California 92688, at 10:00 am local time, and any adjournments or postponements thereof for the following purposes:

1.
To approve an amendment to the Company’s Certificate of Incorporation to increase the number of shares of the Company’s common stock, $0.001 par value per share, that the Company is authorized to issue from 400,000,000 shares to 500,000,000 shares; and

2.	To consider and transact such other business as may properly come before the meeting or any adjournment thereof.

Only stockholders of record at the close of business on December 31, 2012 will be entitled to vote at the special meeting.  Information relating to the matters to be considered and voted on at the special meeting is set forth in the Proxy Statement accompanying this notice.

YOUR VOTE IS VERY IMPORTANT.  Please read the Proxy Statement and vote your shares as soon as possible. Our board of directors unanimously recommends a vote “FOR” the approval of the amendment to the Company’s Certificate of Incorporation described in the Proxy Statement.  To ensure your representation at the special meeting, please complete, date, sign, and return the enclosed proxy, even if you plan to attend the special meeting.  A proxy and a self-addressed stamped envelope are enclosed.  If you attend the special meeting, you may withdraw your proxy and vote in person.  To obtain direction to be able tot attend the meeting and vote in person please contact the Secretary at the Company’s corporate headquarters at the address set forth above.  You may grant your proxy electronically via the Internet or by telephone by following the instructions on the proxy card.

By Order of the Board of Directors,

/s/ Thomas Steipp
Thomas Steipp
President and Chief Executive Officer
January 9, 2013

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
SPECIAL MEETING TO BE HELD ON FEBRUARY 28, 2013:

The Company’s Proxy Statement for the Special Meeting of Stockholders is available at
[http://www.proxyvote.com].

LIQUIDMETAL TECHNOLOGIES, INC.
30452 Esperanza
Ranchero Santa Margarita, California 92688

PROXY STATEMENT
FOR
SPECIAL MEETING OF STOCKHOLDERS

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the board of directors of Liquidmetal Technologies, Inc. (“Liquidmetal,” the “Company,” “we,” “us” or “our”)  for use at the special meeting of the Company’s stockholders (the “Special Meeting”) to be held on February 28, 2013 at the Company’s corporate headquarters, located at 30452 Esperanza, Rancho Santa Margarita, California 92688, at 10:00 am local time, and any adjournments or postponements of the Special Meeting.

This Proxy Statement and the accompanying proxy forms are first being mailed to stockholders entitled to vote at the Special Meeting on or about January 10, 2013. This proxy statement is available for viewing, printing and downloading at www.proxyvote.com.  You can also find this Proxy Statement on the Internet through the Securities and Exchange Commission’s electronic data system, called EDGAR, at www.sec.gov. You may also obtain a copy of our Annual Report for fiscal year 2011, as filed with the Securities and Exchange Commission, without charge upon written request to Liquidmetal Technologies, Inc., Attention: Investor Relations at 30452 Esperanza, Rancho Santa Margarita, California 92688.

VOTING RIGHTS AND SOLICITATION

Voting Your Shares and Revocation of Proxies

You may vote by attending the Special Meeting and voting in person or you may vote by submitting a proxy.

If you own shares of the Company’s stock registered directly with the Company’s transfer agent on the close of business on December 31, 2012, you can appoint a proxy by mailing your signed proxy card in the enclosed envelope or by transmitting voting instructions over the Internet or by telephone.  If you wish to vote via the Internet, you can do so by accessing www.proxyvote.com with your proxy card in hand.  If you wish to vote by telephone, you should call 1-800-690-6903 with your proxy card in hand.  If you hold your shares of stock in “street name”, which means your shares are held of record by a broker, bank or nominee, you will receive information from your broker, bank or other nominee that includes instructions on how to vote your shares.  Your broker, bank or nominee may allow you to deliver your voting instructions over the Internet and may also permit you to vote by telephone.  The telephone and Internet voting procedures are designed to authenticate shareholders’ identities, to allow stockholder to give their voting instructions and to confirm that the stockholders’ instructions have been properly recorded.

Your vote is very important.  You should submit your proxy even if you plan to attend the Special Meeting.

All shares held by stockholders who are entitled to vote and who are represented at the Special Meeting by properly submitted proxies received before the polls are closed at the Special Meeting will be voted in accordance with the instructions indicated on the proxy card, unless such proxy is properly revoked prior to the vote being taken on the matter submitted to the stockholders at the Special Meeting.

A proxy may be revoked and your vote changed in advance of the Special Meeting. If you are a stockholder of record, you can change your vote and revoke your proxy at any time before the vote is taken at the Special Meeting by doing any one of the following:

•	filing with our corporate secretary, at or before the taking of the vote, a written notice of revocation bearing a later date than the proxy;

•	duly executing a later dated proxy relating to the same shares and delivering it to our corporate secretary before the taking of the vote;

•	accessing the Internet and following the instructions for voting by Internet that appear on the enclosed proxy card;

•	following the instructions that appear on the enclosed proxy card for voting by telephone; or

•	attending the Special Meeting and voting in person. Attendance at the Special Meeting, if a stockholder does not vote, will not be sufficient to revoke a proxy,

Any written notice of revocation or subsequent proxy should be sent to us at the following address: Liquidmetal Technologies, Inc., Attention: Corporate Secretary at 30452 Esperanza, Rancho Santa Margarita, California 92688. If your shares are held in street name, you must follow the instructions of your broker, bank or other nominee to revoke a previously given proxy.

If a proxy card does not specify how the proxy is to be voted, the shares represented by the proxy will be voted “FOR” the proposal.

The form of proxy accompanying this Proxy Statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying notice of Special Meeting and with respect to any other matters which may properly come before the Special Meeting. Our board of directors does not know of any other matters that may come before the Special Meeting. If any other matter properly comes before the Special Meeting, including consideration of a motion to adjourn the Special Meeting to another time or place (including for the purpose of soliciting additional proxies), the persons named in the proxy card that accompanies this proxy statement will exercise their judgment in deciding how to vote, or otherwise act, at the Special Meeting with respect to that matter or proposal.

If you receive more than one proxy card, it means you hold shares that are registered in more than one account. To ensure that all of your shares are voted, sign and return each proxy card or, if you submit a proxy by telephone or the Internet, submit one proxy for each proxy card you receive.

Attendance at the Special Meeting

Only holders of the Company’s outstanding stock as of the close of business on December 31, 2012 (the “Record Date”), their proxy holders, and guests we may invite may attend the Special Meeting. If you wish to attend the Special Meeting in person but you hold your shares through someone else, such as a broker, bank or other nominee, you must bring proof of your ownership and photo identification to the Special Meeting.  For example, you could bring an account statement showing that you beneficially owned shares of our stock as of the record date as acceptable proof of ownership. You must also contact your broker, bank or other nominee and follow their instructions in order to vote your shares at the Special Meeting. You may not vote your shares at the Special Meeting unless you have first followed the procedures outlined by your broker, bank or other nominee.

Stockholders Entitled to Vote and Number of Votes

Only stockholders of record as of the close of business on the Record Date are entitled to receive notice of the Special Meeting and to vote at the Special Meeting.  As of the Record Date, we had 242,074,324 shares of common stock, 105,231 shares of Series A-1 Preferred Stock and 401,705 shares of Series A-2 Preferred Stock outstanding and entitled to vote at the Special Meeting. A list of stockholders eligible to vote at the Special Meeting will be available for inspection at the Special Meeting, and at our executive offices during regular business hours for a period of no less than ten days prior to the Special Meeting.

Each share of common stock is entitled to one vote on all proposals at the Special Meeting.  With respect to the approval of the amendment to the Company’s Certificate of Incorporation or any other proposal to properly come before the Special Meeting, each share of Series A-1 Preferred Stock is entitled to 50.0 votes and each share of Series A-2 Preferred Stock is entitled to 22.7 votes.

Quorum and Votes Required

Votes cast by proxy or in person at the Special Meeting will be tabulated by the inspector of elections appointed for the Special Meeting, who will also determine whether a quorum is present for the transaction of business.  Our bylaws provide that the holders of a majority of the outstanding shares of each class of stock entitled to vote at the Special Meeting must be present or represented by proxy in order to constitute a quorum for the transaction of any business.  Abstentions will be counted as shares that are present and entitled to vote for purposes of determining whether a quorum is present.  If a broker indicates on its proxy that it does not have discretionary voting authority to vote shares for which it is the holder of record at the Special Meeting, the shares cannot be voted by the broker (a “broker non-vote”), although they will be counted in determining whether a quorum is present.  Brokers or other nominees who hold shares in “street name” for a beneficial owner of those shares typically have the authority to vote in their discretion on “routine” proposals when they have not received instructions from beneficial owners. However, brokers are not allowed to exercise their voting discretion with respect to the election of directors or other “non-routine” proposals without specific instructions from the beneficial owner. Proposal No.1 is considered to be a “routine” proposal for the purposes of brokers exercising their voting discretion.

Proposal 1 – Increase in Authorized Common Stock.  Approval of the amendment to our Certificate of Incorporation in order to increase the number of shares of common stock that the Company is authorized to issue will require the affirmative vote of a majority of the outstanding shares of our common stock, Series A-1 Preferred Stock and Series A-2 Preferred Stock, voting together as a single class (with the shares of Series A-1 Preferred Stock and Series A-2 Preferred Stock voting on an as converted to common stock basis).  As a result, abstentions and broker non-votes will have the same effect as votes against this proposal.

Other Matters.  In order to be approved, any other matter to properly come before the Special Meeting will require the affirmative vote of a majority of the shares of common stock, Series A-1 Preferred Stock and Series A-2 Preferred Stock, voting together as a single class (with the shares of Series A-1 Preferred Stock and Series A-2 Preferred Stock voting on an as converted to common stock basis), present or represented at the meeting and entitled to vote on the subject matter.

Solicitation of Proxies

Proxies solicited by this Proxy Statement may be exercised only at the Special Meeting and any adjournment of the Special Meeting and will not be used for any other meeting.  Proxies solicited by this proxy statement will be returned to our Secretary and will be tabulated by an inspector of elections designated by our board of directors who will not be employed by us.

We will bear the entire cost of solicitation of proxies by mail on behalf of the board of directors.  Proxies also may be solicited by personal interview or by telephone by our directors, officers, and other employees without additional compensation.  We also have made arrangements with brokerage firms, banks, nominees, and other fiduciaries to forward proxy solicitation materials for shares held of record to the beneficial owners of such shares.  We will reimburse such record holders for their reasonable out-of-pocket expenses.

PROPOSAL 1—AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO INCREASE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

Background

After careful consideration, our board of directors has approved and has determined to ask the stockholders to approve an amendment to our Certificate of Incorporation (the “Proposed Charter Amendment”) that increases the number of shares of capital stock that we are authorized to issue to from four hundred ten million (410,000,000) to five hundred ten million (510,000,000), of which five hundred million (500,000,000) will be common stock, par value $0.001 per share, and ten million (10,000,000) will be preferred stock, par value $0.001 per share.   The Proposed Charter Amendment does not increase the authorized number of shares of our preferred stock.  As described in more detail below under “Rationale for the Proposed Charter Amendment”, the Proposed Charter Amendment was approved by our board of directors and is being proposed to our stockholders for the purpose of enabling the Company to maintain compliance with the definitive transaction documents relating to the below-described private placement that the Company completed on July 2, 2012.

Information Regarding July 2012 Private Placement

On July 2, 2012, the Company completed a private placement (the “Private Placement”) of $12.0 million in principal amount of Senior Convertible Notes due on September 1, 2013 (the “Convertible Notes”).  The Private Placement also included the issuance of Warrants to the purchasers of the Convertible Notes giving them the right to purchase up to an aggregate of 18,750,000 shares of the Company’s common stock at an exercise price of $0.384 per share (the “Warrants”).    The Convertible Notes and the Warrants were issued pursuant to a Securities Purchase Agreement, dated July 2, 2012, among the Company and the purchasers of the Convertible Notes (the “Securities Purchase Agreement”).

The Convertible Notes are convertible at any time at the option of the holder into shares of the Company’s common stock at $0.352 per share, subject to adjustment for stock splits, stock dividends, and the like.  In the event that the Company in the future issues or sells shares of the Company’s common stock, rights to purchase shares of the Company’s common stock, or securities convertible into shares of the Company’s common stock for a price per share that is less than the conversion price then in effect, the conversion price then in effect will be decreased to equal such lower price.  However, the foregoing adjustments to the conversion price for future stock issues will not apply to certain exempt issuances, including issuances pursuant to certain employee benefit plans.  In addition, the conversion price is subject to adjustment upon stock splits, reverse stock splits, and similar capital changes.

The Convertible Notes provide that, on the first business day of each month from October 1, 2012 through and including September 1, 2013 (the “Installment Dates”), the Company is obligated to pay to each holder of a Convertible Note an amount equal to (i) one-twelfth (1/12th) of the original principal amount of such holder’s Convertible Note (or the principal outstanding on the Installment Date, if less) plus (ii) the accrued and unpaid interest with respect to such principal plus (iii) the accrued and unpaid late charges (if any) with respect to such principal and interest.  Prior to maturity, the Convertible Notes will bear interest at 8% per annum (or 15% per annum during an event of default) with interest payable monthly in arrears on the Installment Dates and on conversion dates.

Each monthly payment under the Convertible Notes may be made in cash, in shares of the Company’s common stock, or in a combination of cash and shares of the Company’s common stock.  The Company’s ability to make such payments with shares of the Company’s common stock is subject to various conditions, including the existence of an effective registration statement covering the resale of the shares issued in payment (or, in the alternative, the eligibility of the shares issuable pursuant to the Convertible Notes and the Warrants for sale without restriction under Rule 144 and without the need for registration) and certain minimum trading volumes in the Company’s common stock.  For purposes of making such payments with shares of common stock, such shares will be valued, as of the date on which notice is given by the Company that payment will be made in shares, at the lower of (1) the then applicable conversion price and (2) a price that is 87.5% of the arithmetic average of the ten (or in some cases fewer) lowest weighted average prices of the Company’s common stock during the twenty trading day period ending two trading days before the applicable determination date (the “Measurement Period”).  The Company’s right to pay monthly payments in shares depends on the following trading volume requirements in the Company’s common stock: a minimum of $250,000 in average daily trading volume during the Measurement Period, and a minimum of $150,000 in daily trading volume during each day during the Measurement Period, with certain exceptions.

Upon the occurrence of an event of default under the Convertible Notes, a holder of a Convertible Note may (so long as the event of default is continuing) require the Company to redeem all or a portion of its Convertible Note.  Each portion of the Convertible Note subject to such redemption must be redeemed by the Company, in cash, at a price equal to the greater of (1) 125% of the sum of (a) the amount being redeemed (including principal, accrued and unpaid interest, and accrued and unpaid late charges) and (b) the amount of interest that would have accrued with respect to the amount being redeemed from the applicable redemption date through the applicable Installment Date, and (2) the sum of (x) the product of (I) the amount being redeemed and (II) the quotient determined by dividing (A) the greatest closing sale price of the shares of common stock during the period beginning on the date immediately preceding the event of default and ending on the date the holder delivers a redemption notice to the Company, by (B) the lowest conversion price in effect during such period and (y) the amount of interest that would have accrued with respect to the amount being redeemed from the applicable redemption date through the applicable Installment Date.

Subject to certain conditions, a holder of a Convertible Note may also require the Company to redeem all or a portion of its Convertible Note in connection with a transaction that results in a Change of Control of the Company (as defined in the Convertible Notes).  Each portion of the Convertible Note subject to such redemption must be redeemed by the Company, in cash, at a price equal to the greater of (1) 125% of the sum of (a) the amount being redeemed (including principal, accrued and unpaid interest, and accrued and unpaid late charges) and (b) the amount of interest that would have accrued with respect to the amount being redeemed from the applicable redemption date through the applicable Installment Date, and (2) the sum of (x) the product of (I) the amount being redeemed and (II) the quotient determined by dividing (A) the greatest closing sale price of the shares of common stock during the period beginning on the date immediately preceding the earlier to occur of (i) the consummation of the Change of Control and (ii) the public announcement of such Change of Control and ending on the date the holder delivers a redemption notice to the Company, by (B) the lowest conversion price in effect during such period and (y) the amount of interest that would have accrued with respect to the amount being redeemed from the applicable redemption date through the applicable Installment Date.

The Warrants are exercisable on or after the date that is six (6) months after the date of the issuance of the Warrants, and the exercise prices for the Warrants are subject to adjustment for stock splits, stock dividends, and the like.  In the event that the Company issues or sells shares of the Company’s common stock, rights to purchase shares of the Company’s common stock, or securities convertible into shares of the Company’s common stock for a price per share that is less than the exercise price then in effect, the exercise price of the Warrant will be reduced based on a weighted-average formula.  The foregoing adjustments to the exercise price for future stock issues do not apply to certain exempt issuances, including issuances pursuant to certain employee benefit plans.  In addition, on the two year anniversary of the issuance date (the “Reset Date”), the then applicable exercise price will be reset to equal the lesser of (1) the then current exercise price and (2) 87.5% of the arithmetic average of the ten lowest weighted average prices of the common stock during the twenty trading day period ending two trading days immediately preceding the Reset Date.  All of the Warrants will expire on the fifth (5th) anniversary of the date they first become exercisable.

Pursuant to the terms of the Securities Purchase Agreement and the Convertible Notes, for so long as any purchasers of the securities under the Securities Purchase Agreement own any such securities, the Company must take all action necessary to at all times have authorized, and reserved for the purpose of issuance, no less than the greater of (A) 150% of the sum of (i) the number of shares of the Company’s common stock issuable pursuant to the terms of the Convertible Notes, including, without limitation, upon conversion, upon payment of interest, upon amortization or otherwise (without taking into account any limitations on the issuance thereof pursuant to the terms of the Convertible Notes), and (ii) the number shares of the Company’s common stock issuable upon exercise of the Warrants then outstanding (without taking into account any limitations on the exercise of the Warrants set forth in the Warrants), and (B) 25.0 million shares (the “Reserve Requirement”).

All monthly payments made through the date of this proxy statement under the Convertible Notes have been made in shares of the Company’s common stock, and in order to preserve cash, the Company intends that all future payments under the Convertible Notes will also be made in shares of the Company’s common stock.  Through December 31, 2012, the Company has issued an aggregate of 50,171,418 shares of its common stock in satisfaction of interest and principal payments under the Convertible Notes.  As of December 31, 2012, the outstanding principal balance under the Convertible Notes was $7.0 million.

Rationale for Proposed Charter Amendment

Our board of directors has determined the Proposed Charter Amendment is advisable and in the best interests of the Company so that we will be able to maintain sufficient shares of the Company’s common stock authorized and reserved for issuance pursuant to the Convertible Notes and Warrants and to remain in compliance with the Reserve Requirement.  Our board of directors has also determined that it is advisable and in the best interests of the Company and our stockholders to increase the authorized shares of the Company’s common stock so that a sufficient number of additional shares of the Company’s common stock are available, after taking into account the Reserve Requirement, for future financing transactions, acquisitions, stock dividends, stock issuances pursuant to employee benefit plans and other appropriate corporate opportunities and purposes.  Our board of directors does not intend to issue any shares except on terms that it considers to be in the best interests of the Company and our stockholders.

The additional shares of common stock for which authorization is sought would be a part of the existing class of common stock.  If and when issued, these shares would have the same rights and privileges as the shares of common stock presently outstanding.  No holder of common stock has any preemptive rights to acquire additional shares of the common stock.

The issuance of additional shares could reduce existing shareholders’ percentage ownership and voting power and, depending on the transaction in which they are issued, could affect our per share book value or other per share financial measures.

Potential Anti-Takeover Effects

Although the Proposed Charter Amendment is not intended to be an anti-takeover measure, shareholders should note that, under certain circumstances, the additional shares of common stock could be used to make any attempt to gain control of our company or our board of directors more difficult or time-consuming.  Any of the additional shares of common stock could be privately placed with purchasers who might side with our board of directors in opposing a hostile takeover bid.

The Proposed Charter Amendment might be considered to have the effect of discouraging an attempt by another person or entity, through the acquisition of a substantial number of shares of our capital stock, to acquire control of us, since the issuance of the additional shares of common stock could be used to dilute the stock ownership of a person or entity seeking to obtain control and to increase the cost to a person or entity seeking to acquire a majority of the voting power of our company.  If so used, the effect of the additional authorized shares of common stock might be (i) to deprive shareholders of an opportunity to sell their stock at a temporarily higher price as a result of a tender offer or the purchase of shares by a person or entity seeking to obtain control of us or (ii) to assist incumbent management in retaining its present position.

Text of the Proposed Charter Amendment

Pursuant to the Proposed Charter Amendment, Article IV of our Certificate of Incorporation is proposed to be amended and restated to read as follows:

“The Corporation shall have authority to issue Five Hundred Ten Million (510,000,000) shares of capital stock, consisting of Five Hundred Million (500,000,000) shares of common stock, $0.001 par value per share  (the “Common Stock”), and Ten Million (10,000,000) shares of preferred stock, $0.001 par value per share (the “Preferred Stock”), of which One Million Eight Hundred Seventy-Five Thousand (1,875,000) shares are hereby designated as “Series A-1 Preferred Stock” and Three Million Two Hundred Eighty-One Thousand Two Hundred Fifty-Three (3,281,253) shares are hereby designated as “Series A-2 Preferred Stock.”  The Preferred Stock authorized by the Certificate of Incorporation, as amended, may be issued from time to time in one or more series.  The Board of Directors is hereby authorized to fix or alter the rights, preferences, privileges and restrictions granted to or imposed upon any series of Preferred Stock, and the number of shares constituting any such series and the designation thereof, or any of them.  The voting powers, designations, preferences and other special rights, and qualifications, limitations and restrictions of the Series A-1 Preferred Stock and Series A-2 Preferred Stock (collectively, the “Series A Preferred Stock”) are set forth in an Amended and Restated Certificate of Designation, Preferences, and Rights previously filed by the Corporation with the Secretary of State of Delaware on November 2, 2010 (the “Series A Certificate of Designation”).”

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL NO. 1.

If the proposed amendment to the Certificate of Incorporation, as outlined in Proposal No. 1, is approved by the stockholders, the board of directors will cause an Amendment to Certificate of Incorporation reflecting the amendment adopted to be filed with the Secretary of State of Delaware, and such Amendment will be effective upon such filing.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our common stock as of December 15, 2012 by:

●	each person known by us to be the beneficial owner of more than 5% of our outstanding common stock;
●	each of our directors;
●	each of our named executive officers; and
●	all directors and executive officers as a group.

The number and percentage of shares beneficially owned is determined under rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. The number of shares shown as beneficially owned in the tables below are calculated pursuant to Rule 13d-3(d)(1) of the Securities Exchange Act of 1934, as amended. Under Rule 13d-3(d)(1), shares not outstanding that are subject to options, warrants, rights or conversion privileges exercisable within 60 days are deemed outstanding for the purpose of calculating the number and percentage owned by such person, but not deemed outstanding for the purpose of calculating the percentage owned by each other person listed. Unless otherwise indicated in the footnotes, each person has sole voting and investment power with respect to the shares shown as beneficially owned. A total of  230,579,362 shares of our common stock, 105,231 shares of our Series A-1 Preferred Stock and 401,705 shares of our Series A-2 Preferred Stock, were issued and outstanding as of December 15, 2012.  Unless otherwise indicated, the address of all directors and named executive officers is 30452 Esperanza, Rancho Santa Margarita, California 92688.

	Common Stock			Series A-1 Preferred Stock		Series A-2 Preferred Stock
Name of Beneficial Owner	Number of Shares(1)		Percent of Class(1)	Number of Shares(2)	Percent of Class(2)	Number of Shares(3)	Percent of Class(3)

Directors and Named Executive Officers
Abdi Mahamedi	21,629,615	(4)	8.8%	58,600	55.7%	260,710	64.9%
Thomas Steipp	7,610,893	(5)	3.3%	-	-	-	-
Ricardo Salas	11,128,947	(6)	4.7%	-	-	-	-
Mark Hansen	-		-	-	-	-	-
Scott Gillis	11,700	(7)	*	-	-	-	-
Tony Chung	1,080,447	(8)	*	-	-	-	-
All directors and executive officers as a group (6 persons)	41,461,602		16.4%	58,600	55.7%	260,710	64.9%

5% Shareholders
Carlyle Holdings, LLC	15,972,782	(9)	6.6%	48,600	46.2%	144,495	36.0%
2700 Westchester Ave., Ste. 303
Purchase, NY 10577
Jack Chitayat	15,387,268	(10)	6.4%	28,928	27.5%	109,528	27.3%
1836 Camino Del Teatro
La Jolla, CA 92037
Silver Lake Group, LLC	3,501,130	(11)	1.5%	-	-	-	-
64 Ritz Cove Drive
Monarch Beach, CA 92629
Atlantic Realty Group	7,548,723	(12)	3.2%	-	-	58,108	14.5%
1836 Camino Del Teatro
La Jolla, CA 92037
Norden LLC	7,870,307	(13)	3.4%	-	-	-	-
5641 N Broadway
Denver, CO 80216
Visser Precsion Cast, LLC	45,000,000	(14)	18.3%	-	-	-	-
5641 N Broadway
Denver, CO 80216
Furniture Rowe, LLC	52,870,307	(15)	21.5%	-	-	-	-
5641 N Broadway
Denver, CO 80216

*Less than One Percent

(1)
Shares of common stock beneficially owned and the respective percentages of beneficial ownership of common stock assumes the exercise or conversion of all options, warrants and other securities convertible into common stock, including shares of Series A-1 Preferred Stock and Series A-2 Preferred Stock, beneficially owned by such person or entity currently exercisable or exercisable within 60 days of December 15, 2012. Shares issuable pursuant to the exercise of stock options and warrants exercisable within 60 days of December 15, 2012, or securities convertible into common stock within 60 days of December 15, 2012 are deemed outstanding and held by the holder of such shares of common stock, options, warrants, or other convertible securities, including shares of Series A-1 Preferred Stock and Series A-1 Preferred Stock, for purposes of computing the percentage of outstanding common stock beneficially owned by such person, but are not deemed outstanding for computing the percentage of outstanding common stock beneficially owned by any other person. The percentage of beneficial ownership of common stock beneficially owned is based on 230,579,362 shares of common stock outstanding as of December 15, 2012. Each outstanding share of Series A-1 Preferred Stock is presently convertible into 50 shares of common stock. Each outstanding share of Series A-1 Preferred Stock is presently convertible into 22.7 shares of common stock. The shares of common stock beneficially owned and the respective percentages of beneficial ownership of common stock stated in these columns assume conversion of shares of Series A-1 Preferred Stock and Series A-2 Preferred Stock at these ratios.

(2)
Each outstanding share of Series A-1 Preferred Stock is presently convertible into 50 shares of common stock. The shares of Series A-1 Preferred Stock beneficially owned and the respective percentages of beneficial ownership of Series A-1 Preferred Stock stated in these columns reflect ownership of shares of Series A-1 Preferred Stock, and not shares of common stock issuable upon conversion of shares of Series A-1 Preferred Stock at this ratio.

(3)
Each outstanding share of Series A-2 Preferred Stock is presently convertible into 22.7 shares of common stock. The shares of Series A-2 Preferred Stock beneficially owned and the respective percentages of beneficial ownership of Series A-2 Preferred Stock stated in these columns reflect ownership of shares of Series A-2 Preferred Stock, and not shares of common stock issuable upon conversion of shares of Series A-2 Preferred Stock at this ratio.

(4)	Includes:

(a)
5,221,025 shares of common stock, 5,037,780 shares issuable pursuant to currently exercisable warrants and 5,713,977 shares issuable pursuant to currently convertible Series A Preferred Stock held of record by Carlyle Holdings, LLC.  Mr. Mahamedi has the power to direct the voting and disposition of such shares as the president and a sole shareholder of Carlyle Development Group, Inc, which is a managing member of Carlyle Holdings, LLC; and

(b)
759,428 shares of common stock, 1,756,155 shares issuable pursuant to currently exercisable warrants and 3,141,250 shares issuable pursuant to currently convertible Series A Preferred Stock held of record by Mr. Mahamedi.

(5)
Includes 6,000,000 shares of restricted stock awards which vest ratably over five years starting with December 15, 2011 and December 15, 2012, and then on August 3, 2013, 2014 and 2015 held of record by Mr. Steipp.

(6)	Includes:

(a)	3,501,130 shares issuable pursuant to currently exercisable warrants. Mr. Salas has the power to direct the voting and disposition of such shares as the sole shareholder of Silver Lake Group, LLC.

(b)	2,230,206 shares issuable pursuant to currently exercisable warrants held of record by Mr. Salas; and

(c)
300,000 shares issuable pursuant to outstanding stock options that are exercisable currently or within 60 days of December 15, 2012.  Does not include 900,000 shares that are issuable pursuant to outstanding stock options that are not exercisable currently or within 60 days of December 15, 2012.

(7)	Shares held of record by Mr. Gillis, his child and spouse.

(8)	Includes:

(a)	255,103 shares issuable pursuant to currently exercisable warrants held of record by Mr. Chung; and

(b)
260,000 shares issuable pursuant to outstanding stock options that are exercisable currently or within 60 days of December 15, 2012.  Does not include 190,000 shares that are issuable pursuant to outstanding stock options that are not exercisable currently or within 60 days of December 15, 2012.

(9)
Includes 5,221,025 shares of common stock, 5,037,780 shares issuable pursuant to currently exercisable warrants and 5,713,977 shares issuable pursuant to currently convertible Series A Preferred Stock held of record by Carlyle Holdings, LLC.

(10)	Includes:

(a)
3,873,325 shares of common stock, 2,354,762 shares issuable pursuant to currently exercisable warrants and 1,320,636 shares issuable pursuant to currently convertible Series A Preferred Stock held of record by Atlantic Realty Group, Inc.  Mr. Chitayat has the power to direct the voting and disposition of such shares as the president and a sole shareholder of Atlantic Realty Group, Inc.;

(b)
2,542,497 shares of common stock, 1,929,219 shares issuable pursuant to currently exercisable warrants and 2,615,036 shares issuable pursuant to currently convertible Series A Preferred Stock held of record by Mr. Chitayat;

(c)	91,792 shares held of record by a trust established by Mr. Chitayat for his minor children. Mr. Chitayat continues to beneficially own all such shares; and

(d)	750,000 shares issuable pursuant to outstanding stock options that are exercisable currently.

(11)	Includes 3,501,130 shares issuable pursuant to currently exercisable warrants held of record by Silver Lake Group, LLC.

(12)
Includes 3,873,325 shares of common stock, 2,354,762 shares issuable pursuant to currently exercisable warrants and 1,320,636 shares issuable pursuant to currently convertible Series A Preferred Stock held of record by Atlantic Realty Group.

(13)	Includes 7,870,307 shares of common stock.

(14)	Includes 30,000,000 shares of restricted common stock and 15,000,000 shares issuable pursuant to currently exercisable warrants held of record by Visser Precision Cast, LLC.

(15)	Includes 37,870,307 shares of restricted common stock and 15,000,000 shares issuable pursuant to currently exercisable warrants held of record by Visser Precision Cast, LLC.

PROCEDURE FOR SUBMITTING SHAREHOLDER PROPOSALS

Proposals Pursuant to Rule 14a-8. Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, stockholders may present proper proposals for inclusion in our proxy statement and for consideration at our 2013 annual meeting of stockholders. To be eligible for inclusion in our 2013 proxy statement, your proposal must be received by us by January 9, 2013, and must otherwise comply with Rule 14a-8. However, if the date of the 2013 annual meeting has been changed by more than 30 days from the date of the 2012 annual meeting, then the deadline is a reasonable time before the Company begins to print and send its proxy materials.  While the Board will consider stockholder proposals, we reserve the right to omit from our proxy statement stockholder proposals that we are not required to include under the Securities Exchange Act of 1934, including Rule 14a-8.

Proposals pursuant to our bylaws.  With respect to stockholder proposals for our 2013 annual meeting, our bylaws provide certain requirements for advance notification by stockholders. In order to be timely, a stockholder’s written notice must be delivered to or mailed and received by our Secretary at 30452 Esperanza, Rancho Santa Margarita, California 92688 not less than 120 days prior to the date of the meeting. Any such notice to the Secretary must set forth as to each matter the stockholder proposes to bring before the annual meeting (a) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (b) the name and address, as they appear on our company’s books, of the stockholder proposing such business, and the name and address of the beneficial owner, if any, on whose behalf the proposal is made, (c) the class and number of shares of the company which are owned beneficially and of record by such stockholder of record and by the beneficial owner, if any, on whose behalf the proposal is made, and (d) any material interest of such stockholder of record and the beneficial owner, if any, on whose behalf the proposal is made in such business. The presiding officer of the meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting and in accordance with the procedures prescribed by the bylaws, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

OTHER MATTERS

The Board of Directors does not currently know of any other matters to be presented at the Special Meeting. If any other matters properly come before the Special Meeting, it is intended that the shares represented by proxy will be voted with respect thereto in accordance with the judgment of the persons voting them.

By Order of the Board of Directors,

/s/ Thomas Steipp
Thomas Steipp
President and Chief Executive Officer

January 9, 2013

LIQUIDMETAL®

LIQUIDMETAL TECHNOLOGIES, INC.
ATTN: OTIS BUCHANAN
30452 ESPERANZA
RANCHO SANTA MARGARITA, CA. 92688

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 1 OF 2

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

NAME	
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

CONTROL # → 000000000000

SHARES

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

02 0000000000

The Board of Directors recommends you vote FOR the following proposal:

	For	Against	Abstain
1. Approve an amendment to our Certificate of Incorporation to increase the number of authorized shares of common stock from 400 million to 500 million.	☐	☐	☐

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

0000153457_1 R1.0.0.51160

LIQUIDMETAL TECHNOLOGIES, INC. Special Meeting of Stockholders February 28, 2013 10:00 AM This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Thomas Steipp and Tony Chung, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common/Preferred stock of LIQUIDMETAL TECHNOLOGIES, INC. that the stockholder(s) is/are entitled to vote at the Special Meeting of stockholder(s) to be held at 10:00 AM, PST on February 28, 2013, at 30452 Esperanza, Rancho Santa Margarita, CA 92688, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side